                                  EX-99-B.14.1

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-08976           811-09106

hereby ratifying and confirming on this 26th day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                        SIGNATURE


                  /s/ Shaun P. Mathews
----------------------------------------------------------
                    Shaun P. Mathews

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-75938
333-19123           333-85326
333-47527           333-85618
333-52358           333-86352
333-61879

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 25 day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                        SIGNATURE


                  /s/ R. Michale Conley
----------------------------------------------------------
                    R. Michael Conley

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director, President and Chief Executive Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly
J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-75938
333-19123           333-85326
333-47527           333-85618
333-52358           333-86352
333-61879

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 20 day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                       SIGNATURE


                  /s/ James R. Gelder
---------------------------------------------------------------------
                    James R. Gelder

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-75938
333-19123           333-85326
333-47527           333-85618
333-52358           333-86352
333-61879

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 31st day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                         SIGNATURE

                  /s/ Fioravante G. Perrotta
-----------------------------------------------------------
                  Fioravante G. Perrotta

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-75938
333-19123           333-85326
333-47527           333-85618
333-52358           333-86352
333-61879

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 31st day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                        SIGNATURE


                  /s/ Ulric Haynes, Jr.
----------------------------------------------------------
                    Ulric Haynes, Jr.

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-75938
333-19123           333-85326
333-47527           333-85618
333-52358           333-86352
333-61879

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 28th day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                   SIGNATURE

                /s/ Allan Baker
-----------------------------------------------------
                  Allan Baker

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-75938
333-19123           333-85326
333-47527           333-85618
333-52358           333-86352
333-61879

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 25th day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                      SIGNATURE

                /s/ Robert W. Crispin
--------------------------------------------------------
                  Robert W. Crispin

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director and President of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75968            33-76002            333-15817
2-52449             33-75970            33-76004            333-27337
33-02339            33-75972            33-76018            333-34014
33-34370            33-75974            33-76024            333-37448
33-42555            33-75976            33-76026            333-48774
33-60477            33-75978            33-79118            333-49176
33-61897            33-75980            33-79122            333-49593
33-62473            33-75982            33-81216            333-49495
33-64277            33-75984            33-87642            333-56297
33-75248            33-75986            33-87932            333-60016
33-75954            33-75988            33-88720            333-69574
33-75956            33-75990            33-88722            333-72079
33-75958            33-75992            33-88724            333-75062
33-75960            33-75994            33-89858            333-86276
33-75962            33-75996            33-91846            333-86278
33-75964            33-75998            333-01107           333-87305
33-75966            33-76000            333-09515           333-89953
                                                            333-101761

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513           811-04536           811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director and President of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749            33-63657            333-49581
33-62481            33-80750            333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As Director President of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-28755            333-33914           333-66757           333-96597
33-34827            333-33924           333-70600           333-96599
33-59261            333-35592           333-70602           333-101481
333-23351           333-57212           333-76150
333-28679           333-57218           333-84394
333-28769           333-63692           333-90516
333-30180           333-63694

Registration Statements filed under the Investment Company Act of 1940:

811-05626

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As Director and President of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:
As Director and President of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392             333-47094           333-92000
33-57244            333-69431
33-65870            333-100207
33-69892            333-100708
333-18517           333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-9002

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-75938
333-19123           333-85326
333-47527           333-85618
333-52358           333-86352
333-61879

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director and President of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190            333-34404           333-90577
33-78444            333-50278
33-88148            333-72753
333-34402           333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director and President of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-08976           811-09106

hereby ratifying and confirming on this 25th day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                     SIGNATURE


                 /s/ Keith Gubbay
-------------------------------------------------------
                   Keith Gubbay

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75968            33-76002            333-15817
2-52449             33-75970            33-76004            333-27337
33-02339            33-75972            33-76018            333-34014
33-34370            33-75974            33-76024            333-37448
33-42555            33-75976            33-76026            333-48774
33-60477            33-75978            33-79118            333-49176
33-61897            33-75980            33-79122            333-49593
33-62473            33-75982            33-81216            333-49495
33-64277            33-75984            33-87642            333-56297
33-75248            33-75986            33-87932            333-60016
33-75954            33-75988            33-88720            333-69574
33-75956            33-75990            33-88722            333-72079
33-75958            33-75992            33-88724            333-75062
33-75960            33-75994            33-89858            333-86276
33-75962            33-75996            33-91846            333-86278
33-75964            33-75998            333-01107           333-87305
33-75966            33-76000            333-09515           333-89953
                                                            333-101761

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513           811-04536           811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749            33-63657            333-49581
33-62481            33-80750            333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As Director of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-28755            333-33914           333-66757           333-96597
33-34827            333-33924           333-70600           333-96599
33-59261            333-35592           333-70602           333-101481
333-23351           333-57212           333-76150
333-28679           333-57218           333-84394
333-28769           333-63692           333-90516
333-30180           333-63694

Registration Statements filed under the Investment Company Act of 1940:

811-05626

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As Director of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:
As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J.
Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392             333-47094           333-92000
33-57244            333-69431
33-65870            333-100207
33-69892            333-100708
333-18517           333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-9002

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-75938
333-19123           333-85326
333-47527           333-85618
333-52358           333-86352
333-61879

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190            333-34404           333-90577
33-78444            333-50278
33-88148            333-72753
333-34402           333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-08976           811-09106

hereby ratifying and confirming on this 28th day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                     SIGNATURE


                 /s/ Randy Lowery
-------------------------------------------------------
                 P. Randall Lowery

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75968            33-76002            333-15817
2-52449             33-75970            33-76004            333-27337
33-02339            33-75972            33-76018            333-34014
33-34370            33-75974            33-76024            333-37448
33-42555            33-75976            33-76026            333-48774
33-60477            33-75978            33-79118            333-49176
33-61897            33-75980            33-79122            333-49593
33-62473            33-75982            33-81216            333-49495
33-64277            33-75984            33-87642            333-56297
33-75248            33-75986            33-87932            333-60016
33-75954            33-75988            33-88720            333-69574
33-75956            33-75990            33-88722            333-72079
33-75958            33-75992            33-88724            333-75062
33-75960            33-75994            33-89858            333-86276
33-75962            33-75996            33-91846            333-86278
33-75964            33-75998            333-01107           333-87305
33-75966            33-76000            333-09515           333-89953
                                                            333-101761

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513           811-04536           811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749            33-63657            33-80750
33-62481            333-49581           333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As Director of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-28755            333-33914           333-66757           333-96597
33-34827            333-33924           333-70600           333-96599
33-59261            333-35592           333-70602           333-101481
333-23351           333-57212           333-76150
333-28679           333-57218           333-84394
333-28769           333-63692           333-90516
333-30180           333-63694

Registration Statements filed under the Investment Company Act of 1940:

811-05626

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As Director of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:
As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly
J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392             333-18517           333-100708
33-57244            333-47094           333-100209
33-65870            333-69431           333-92000
33-69892            333-100207

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-9002

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190            333-34404           333-90577
33-78444            333-50278
33-88148            333-72753
333-34402           333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-08976           811-09106

hereby ratifying and confirming on this 25th day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                        SIGNATURE


                 /s/ Thomas J. McInerney
----------------------------------------------------------
                   Thomas J. McInerney

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Chief Financial Officer and Chief Accounting Officer of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75968            33-76002            333-15817
2-52449             33-75970            33-76004            333-27337
33-02339            33-75972            33-76018            333-34014
33-34370            33-75974            33-76024            333-37448
33-42555            33-75976            33-76026            333-48774
33-60477            33-75978            33-79118            333-49176
33-61897            33-75980            33-79122            333-49593
33-62473            33-75982            33-81216            333-49495
33-64277            33-75984            33-87642            333-56297
33-75248            33-75986            33-87932            333-60016
33-75954            33-75988            33-88720            333-69574
33-75956            33-75990            33-88722            333-72079
33-75958            33-75992            33-88724            333-75062
33-75960            33-75994            33-89858            333-86276
33-75962            33-75996            33-91846            333-86278
33-75964            33-75998            333-01107           333-87305
33-75966            33-76000            333-09515           333-89953
                                                            333-101761

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513           811-04536           811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Chief Financial Officer and Chief Accounting Officer of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749            33-63657            333-49581
33-62481            33-80750            333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As Chief Financial Officer and Chief Accounting Officer of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-28755            333-33914           333-66757           333-96597
33-34827            333-33924           333-70600           333-96599
33-59261            333-35592           333-70602           333-101481
333-23351           333-57212           333-76150
333-28679           333-57218           333-84394
333-28769           333-63692           333-90516
333-30180           333-63694

Registration Statements filed under the Investment Company Act of 1940:

811-05626

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As Chief Financial Officer and Chief Accounting Officer of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:
As Chief Financial Officer and Chief Accounting Officer of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392             333-47094           333-92000
33-57244            333-69431
33-65870            333-100207
33-69892            333-100708
333-18517           333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-09002

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Chief Financial Officer and Chief Accounting Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-52358           333-85326
333-19123           333-61879           333-85618
333-47527           333-75938           333-86352

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Chief Financial and Chief Accounting Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190            333-34404           333-90577
33-78444            333-50278
33-88148            333-72753
333-34402           333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Chief Financial Officer and Chief Accounting Officer of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-08976           811-09106

hereby ratifying and confirming on this 28th day of February, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                      SIGNATURE


                 /s/ Cheryl L. Price
--------------------------------------------------------
                   Cheryl L. Price

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75968            33-76002            333-15817
2-52449             33-75970            33-76004            333-27337
33-02339            33-75972            33-76018            333-34014
33-34370            33-75974            33-76024            333-37448
33-42555            33-75976            33-76026            333-48774
33-60477            33-75978            33-79118            333-49176
33-61897            33-75980            33-79122            333-49593
33-62473            33-75982            33-81216            333-49495
33-64277            33-75984            33-87642            333-56297
33-75248            33-75986            33-87932            333-60016
33-75954            33-75988            33-88720            333-69574
33-75956            33-75990            33-88722            333-72079
33-75958            33-75992            33-88724            333-75062
33-75960            33-75994            33-89858            333-86276
33-75962            33-75996            33-91846            333-86278
33-75964            33-75998            333-01107           333-87305
33-75966            33-76000            333-09515           333-89953
                                                            333-101761

Registration Statements filed under the Investment Company Act of 1940:

811-02512           811-02513           811-04536           811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749            33-63657            333-49581
33-62481            33-80750            333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As Director of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-28755            333-33914           333-66757           333-96597
33-34827            333-33924           333-70600           333-96599
33-59261            333-35592           333-70602           333-101481
333-23351           333-57212           333-76150
333-28679           333-57218           333-84394
333-28769           333-63692           333-90516
333-30180           333-63694

Registration Statements filed under the Investment Company Act of 1940:

811-05626

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As Director of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:
As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J.
Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392             333-47094           333-92000
33-57244            333-69431
33-65870            333-100207
33-69892            333-100708
333-18517           333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-9002

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-75938
333-19123           333-85326
333-47527           333-85618
333-52358           333-86352
333-61879

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190            333-34404           333-90577
33-78444            333-50278
33-88148            333-72753
333-34402           333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-08976           811-09106

hereby ratifying and confirming on this 27th day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    SIGNATURE

               /s/ Mark A. Tullis
------------------------------------------------------
                 Mark A. Tullis

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-75938
333-19123           333-85326
333-47527           333-85618
333-52358           333-86352
333-61879

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 28th day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                    SIGNATURE


                 /s/ Charles B. Updike
--------------------------------------------------------
                   Charles B. Updike

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642             333-75938
333-19123           333-85326
333-47527           333-85618
333-52358           333-86352
333-61879

Registration Statements filed under the Investment Company Act of 1940:

811-03427           811-07935

hereby ratifying and confirming on this 25th day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                     SIGNATURE


                 /s/ Ross M. Weale
-------------------------------------------------------
                   Ross M. Weale

                                POWER OF ATTORNEY

PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392             333-47094           333-92000
33-57244            333-69431
33-65870            333-100207
33-69892            333-100708
333-18517           333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208           811-03341           811-9002

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294           33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-08976           811-09106

hereby ratifying and confirming on this 21st day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                        SIGNATURE


                 /s/ Stephen J. Preston
----------------------------------------------------------
                   Stephen J. Preston